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EXECUTION VERSION

TERMINATION AND LICENSE AGREEMENT

This Termination and License Agreement (the “Agreement”) is made and entered into effective as of November 4, 2009 (the “Effective Date”), by and between Micromet AG, having its principal place of business at Staffelseestrasse 2, 81477, Munich, Germany (“Micromet”), and MedImmune, LLC, having its principal place of business at One MedImmune Way, Gaithersburg, MD 20878 (“MedImmune”).  Micromet and MedImmune each may be referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

WHEREAS the Parties have entered into a Collaboration and License Agreement (as defined below);

WHEREAS the Parties desire to terminate the Collaboration and License Agreement;

WHEREAS pursuant to such termination, MedImmune is surrendering rights to the Licensed Product (as defined in the Collaboration and License Agreement), including the rights provided under Section 3.6.2 thereof; and

WHEREAS the Parties desire that the rights and obligations of the Parties with respect to the Licensed Product (as defined below) be governed by this Agreement.

In consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

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AGREEMENT

1.	Definitions

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement.

1.1              “Affiliate” means a legal entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a legal entity; provided, however, that if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

1.2              “Applicable Law” means the laws, rules, and regulations, including any statutes, rules, regulations, or other requirements, that may be in effect from time to time and that apply to the development, manufacture, registration, and marketing of Licensed Product in the United States and the European Union and its member states, including any such statutes, rules, regulations, or other requirements of the FDA and the EMEA.

1.3              “BiTE Molecule” means a polypeptide comprising a bi-specific Single Chain Antibody binding to T-cells.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.4              “BiTE Product” means any compositions or formulation containing a BiTE Molecule.

1.5              “BLA” means a Biologics License Application filed with the FDA in conformance with applicable laws and regulations.

1.6              “cGMP” means current Good Manufacturing Practices as contained in 21 CFR Parts 210 and 211 as amended from time to time, and the equivalent Applicable Laws in jurisdictions outside the United States.

1.7              “Clinical Materials” has the meaning set forth in Section 4.1.

1.8              “Collaboration and License Agreement” means the Collaboration and License Agreement by and between MedImmune, LLC (formerly MedImmune, Inc.) and Micromet AG, effective June 6, 2003 and any amendment thereto made prior to the Effective Date.

1.9              “Collaboration Technology” means Joint Collaboration Technology or MedImmune Collaboration Technology.

1.10            “Commercialization” means marketing, promotion, advertising, selling or distribution of a Licensed Product.  The term Commercialize has a correlative meaning.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.11            “Control” and, with correlative meaning, the term “Controlled,” means, with respect to any Patent, Know-How, or other intellectual property right of a Party, the ability to grant the other Party access, a license or a sublicense (as applicable) or right to use such Patent, Know-How, or intellectual property right as provided in this Agreement without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required under this Agreement to grant the other Party such access, license, sublicense or right of use.

1.12            “EMEA” means the European Medicines Agency and any successor agency thereof.

1.13            “FDA” means the United States Food and Drug Administration and any successor agency thereof.

1.14            “FTE” means the equivalent of a total of [***] hours per year of scientific or technical work on or directly related to tasks to be performed under this Agreement, carried out by a qualified employee of MedImmune.

1.15            “FTE Rate” means US $[***] per FTE per annum, which amount includes, for each FTE, [***] and [***], [***] costs [***], and a [***] of [***] and [***] plus [***] expenses.

1.16            “IND” means the Investigational New Drug Application #100135 (including all amendments and supplements thereto) as filed with the FDA and in existence as of the Effective Date.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.17              “Independent MedImmune Technology” means any Patent or Know-How, other than MedImmune Collaboration Technology, and other than MedImmune Process Technology that (a) is owned by MedImmune as of the Effective Date, and (b) in the case of Patents, claims or covers the composition, use, or manufacture of a Licensed Product, in each case as the foregoing is used or exists as of the Effective Date, or compounds or materials used or employed in the manufacture or use thereof as of the Effective Date or, in the case of Know-How, is useful with respect to any of the foregoing.  Independent MedImmune Technology does not include Know-How with respect to the recipe of Media Materials.

1.18              “Joint Collaboration Technology” means any Patents and Know-How made or generated jointly by employees, or Third Party agents or independent contractors of both Parties or their Affiliates during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to the Collaboration and License Agreement or this Agreement.

1.19              “Know-How” means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, including databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, and (b) any biological, chemical, or physical materials.

1.20              “Licensed Product” means MT103 alone or as part of a composition or formulation.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

1.21              “MAA” means a marketing approval application filed with the EMEA, and any corresponding applications in countries or territories other than the European Union and other than the United States.

1.22              “Manufacturing Process” means the [***] process used by MedImmune as of the Effective Date to manufacture Clinical Materials and/or Licensed Product.

1.23              “Marketing Approval” means the approval of a BLA or MAA, and any pricing and reimbursement approvals to the extent required by Applicable Law prior to the marketing and sale of pharmaceutical products in a country.

1.24              “MedImmune Collaboration Technology” means (i) the Patents listed on Exhibit A, and (ii) any Know-How, (other than MedImmune Process Technology or Know-How directed to manufacturing of any product,) made or generated solely by employees, or Third Party agents or independent contractors of MedImmune or its Affiliates during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to the Collaboration and License Agreement, and (iii) any Patents and Know-How made or generated solely by employees, or Third Party agents or independent contractors of MedImmune or its Affiliates (to the extent MedImmune has the ability to grant such rights) during the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing Services or consulting services pursuant to Section 5.6 of this Agreement.  MedImmune Collaboration Technology does not include Know-How with respect to the recipe of Media Materials.

1.25              "Media Materials" as the meaning set forth in Section 5.2(a).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.26              “MedImmune Process Technology” means any Patents and Know-How that (i) in the case of Know How that is Controlled by MedImmune as of the Effective Date and in each case that has been used by MedImmune with respect to the Manufacturing Process, and (ii) in the case of Patents, that are owned by MedImmune as of the Effective Date and would be infringed by use of the Manufacturing Process.  MedImmune Process Technology does not include Know-How with respect to the recipe of Media Materials.

1.27              “MT103” means the BiTE Product containing the BiTE Molecule with the amino acid sequence set forth in Exhibit B.  Such BiTE Molecule is currently known as blinatumomab.

1.28              “Net Sales” means the gross amount invoiced to Third Parties or received from Third Parties without prior invoice, in either case by Micromet, its Affiliates, or any of their licensees for the sale of a Licensed Product, less: (a) trade, quantity and cash discounts allowed; (b) commissions, discounts, refunds, rebates (including federal, state or local government rebates), chargebacks, retroactive price adjustments, all to the extent allowed; (c) refunds or credits for actual returns of a Licensed Product; (d) any tax imposed on the production, sale, delivery or use of a Licensed Product, including sales, use, excise or value added taxes, other than income taxes; (e) freight and insurance costs included in the gross amount invoiced; (f) a reasonable allowance for distribution expenses; and (g) actual write-offs of uncollectible accounts receivable.  Such amounts will be determined from the books and records of Micromet or its Affiliate, or their licensee in accordance with United States generally accepted accounting principles as applied by such entity consistently across its products.  “Net Sales” excludes any amounts invoiced or received in connection with any transfers of a Licensed Product between Micromet and its Affiliates or their licensees who have the right to Commercialize a Licensed Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.29            “North America” means the United States of America, Canada, and Mexico, and any territories or possessions of the foregoing countries.

1.30            “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction, and (b) any provisionals, substitutions, divisions, continuations, continuations in part, reissues, renewals, registrations, confirmations, reexaminations, extensions, supplementary protection certificates and the like, of any such patents or patent applications.

1.31            “Related Agreements” means individually or collectively the following agreements: [***] between MedImmune, LLC, MedImmune Pharma BV, and Micromet AG of [***]; [***] between MedImmune Pharma BV, Micromet AG and Output Pharma Services GmbH of [***]; and [***] between MedImmune, LLC and Micromet AG, dated [***].

1.32            “Royalty Term” has the meaning set forth in Section 8.4.

1.33            "Services" has the meaning set forth in Section 3.1.

1.34            “Single Chain Antibody” means a single chain polypeptide having a binding affinity for a cell surface antigen, and comprising: (a) a [***] having a [***], (b) a [***] having a [***], and (c) at least [***] the [***] and [***] into a single chain polypeptide.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.35            “Technology Patent” means (i) a Patent owned by or licensed to Micromet that contains a claim that covers the making, using, selling, offering for sale or importing of a Licensed Product or (ii) a Patent that is included in Independent MedImmune Technology or (iii) a Patent that is included in MedImmune Process Technology or (iv) a Patent that is included in Collaboration Technology.

1.36            “Territory” means the entire world.

1.37            “Third Party” means any entity other than Micromet, MedImmune or their respective Affiliates.

1.38            “Valid Claim” means an issued claim of an issued patent that has not (a) expired or been canceled, (b) been declared invalid by a decision of a court or other appropriate body of competent jurisdiction that has not been appealed or that is not appealable, (c) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (d) been abandoned or disclaimed.

2.	Termination and Release

2.1              Termination. As of the Effective Date, Micromet and MedImmune hereby terminate the Collaboration and License Agreement and the Related Agreements  and the rights and licenses granted thereunder and any and all rights and obligations thereunder, including those incurred prior to, as of or subsequent to the Effective Date, and no rights or obligations of the Collaboration and License Agreement and the Related Agreements will survive such termination, notwithstanding anything therein to the contrary; provided, however, that the Related Agreements will survive and apply with respect to the supply of Clinical Materials by MedImmune in accordance with this Agreement.  For the avoidance of doubt, this Section 2.1 supersedes Articles 12 and 16 of the Collaboration and License Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.2              Release. (a) Micromet, on behalf of itself and its Affiliates, hereby releases and discharges MedImmune and its respective subsidiaries, divisions, parents, Affiliates, agents and each of its respective officers, directors, employees, representatives and agents, and (b) MedImmune, on behalf of itself and its Affiliates, hereby releases and discharges Micromet and its subsidiaries, divisions, parents, Affiliates, agents and each of its respective officers, directors, employees, representatives and agents, in each case ((a) and (b)), from any and all actions, claims, counterclaims, defenses and damages whatsoever, known or unknown, in law or equity, whether in tort or contract or otherwise, which the releasing Party ever had, now has or hereafter will or may have, that can be, could be or could have been asserted by Micromet or MedImmune in any judicial or non-judicial proceeding which in each case arises out of or relates to any right obligation, breach, action or inaction of Micromet or MedImmune with respect to the Collaboration and License Agreement and the Related Agreements.  For the avoidance of doubt, the release of this Section 2.2 is not applicable to actions, claims, counterclaims, defenses and damages that arise out of this Agreement.

2.3              Research Agreement. Notwithstanding termination of the Collaboration and License Agreement and the rights and licenses granted to MedImmune thereunder, the Parties acknowledge and agree that the BiTE Research Collaboration Agreement by and between the Parties, effective as of June 6, 2003 (the “Research Agreement”), remains in full force and effect and that the releases of Section 2.2 of this Agreement are not applicable to the rights and obligations of the Parties under the Research Agreement.  The Parties further acknowledge and agree that Know-How (as defined in this Agreement) of Micromet with respect to the Licensed Product (as defined in this Agreement) that is useful with respect to Collaboration Products (as defined in the Research Agreement) is included in Independent Micromet Technology (as defined in the Research Agreement).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.	Work to be Performed By MedImmune

3.1              Services.  MedImmune will use commercially reasonable efforts to perform the services set forth in Exhibit C (the “Services”) within the time frames described therein.  Micromet acknowledges and agrees that the performance of the Services may not result in a desired or stated result and MedImmune has no liability to Micromet for failing to achieve a desired or stated result and no obligation to repeat such Services for Micromet.

3.2              Price. With respect to the Services, Micromet will pay to MedImmune the FTE Rate for MedImmune employees performing such Services and the amount paid by MedImmune to a Third Party in relation to such Services.  Such amount will be due and payable by Micromet to MedImmune within [***]([***])[***] of invoice therefor and such invoices will be submitted no more frequently than once per month.  Each invoice will include a description of the number of FTE hours charged for the performance of the Services and a description of the Services performed during the billing period.  MedImmune will not be obligated to perform Services and Micromet will not be obligated to pay for Services that exceed the budget of Exhibit C unless Micromet agrees in writing to pay for such Services in excess of such budget.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.	Supply of Clinical Materials

4.1              Clinical Materials. To the extent not already delivered on or prior to the Effective Date, MedImmune will deliver to Micromet the materials set forth in Exhibit D (the “Clinical Materials”) to be paid for by Micromet at the price set forth in Exhibit D (the “Price”).  Except as set forth in this Section 4.1, MedImmune will not be obligated to supply Micromet with any Licensed Product, Clinical Materials or any products or materials used in or for the production of Licensed Product except for MedImmune’s obligations with respect to Media Materials under Section 5.2(b).

4.2              Packaging, Shipping and Delivery.  MedImmune will ship the Clinical Materials [***] (Incoterms 2000) [***] facility by a common carrier designated by Micromet.  Each shipment will be made under the terms and conditions set forth in this Agreement.  Each shipment will include a certificate of analysis and a certificate of compliance and will be released by MedImmune Pharma BV’s qualified person for import, labeling and distribution to clinical trial sites.

4.3              Risk of Loss.  Risk of loss of Clinical Materials will be transferred to Micromet upon delivery to the carrier, and thereafter with respect to any loss thereof, Micromet will be responsible for payment to MedImmune for such Clinical Materials.

4.4              Invoice and Payment.  Within [***]([***])[***] of acceptance of a shipment of Clinical Materials, Micromet will pay to MedImmune the Price for the Clinical Materials as set forth in an invoice therefor.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.5              Warranties.  MedImmune hereby warrants that any Clinical Materials provided by MedImmune to Micromet under this Agreement, at the time of delivery: (a) will conform to the specifications for such Clinical Materials set forth in Exhibit D (the “Specifications”), and (b) will have been manufactured and shipped to Micromet in accordance with cGMP and Applicable Laws (collectively, the “Product Warranties”).

4.6              Acceptance of Clinical Materials.  Micromet will have [***]([***])[***] after receipt of each shipment of Clinical Materials (such period, the “Acceptance Period”) to review such shipment and test the Clinical Materials therein.  If Micromet believes that the Clinical Materials do not comply with the Product Warranties, then Micromet will deliver to MedImmune written notice of rejection (the “Rejection Notice”) of such Clinical Materials, stating in reasonable detail the basis for such assertion of non-compliance with the Product Warranties.  Any Clinical Materials not rejected within such [***]([***])[***] period will be deemed to be accepted by Micromet; provided, however, that Micromet thereafter may send a Rejection Notice for Clinical Material promptly following the discovery of any failure to comply with the Product Warranties if such non-compliance was not reasonably discoverable within such [***] period (each such non-compliance a “Latent Defect”).  If a Rejection Notice is received by MedImmune during the Acceptance Period, or thereafter as permitted with respect to Latent Defects, then MedImmune and Micromet will provide one another with all related paperwork and records (including quality control tests) relating to the production of the Clinical Materials in question or the Rejection Notice.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.7              Disputes Regarding Clinical Trial Materials.

(a)                 MedImmune and Micromet will attempt to resolve any dispute regarding the conformity of a shipment of Clinical Materials with the Product Warranties.  If such dispute cannot be settled within [***]([***])[***] of the submission by each Party of such related paperwork and records to the other Party, then such dispute will be resolved as set forth in this Section 4.7.

(b)                 If the Clinical Materials are alleged not to conform with the Product Warranties set forth in Section 4.5(a), then Micromet will submit a sample of the batch of the disputed shipment to an independent testing laboratory of recognized repute selected by Micromet and approved by MedImmune (such approval not to be unreasonably withheld) for analysis, under Quality Assurance approved procedures, of the conformity of such shipment of Clinical Materials with the applicable Specifications.  The costs associated with such analysis by such independent testing laboratory will be paid by the Party whose assessment of the conformity of the shipment of Clinical Materials with the Specifications was mistaken.  The determination by the independent testing laboratory, will be final and binding.

(c)                 If the Clinical Materials are alleged not to conform with the Product Warranties set forth in Section 4.5(b), then such dispute will be submitted to an arbitrator located in the state where the Clinical Materials are manufactured.  Such arbitrator will have adequate scientific background and training and will be selected jointly by Micromet and MedImmune.  Such arbitrator, in accordance with the commercial arbitration rules of the Judicial Arbitration and Mediation Services (“JAMS”), will determine whether the Clinical Materials were non-conforming with the Product Warranties set forth in Section 4.5(b), and such arbitrator’s findings, will be final and binding.  The costs and expenses associated with the retention of such arbitrator will be paid by the Party whose assessment of the conformity of the shipment of Clinical Trial Materials with the Product Warranties was mistaken.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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4.8              Remedies for Non-Conforming Clinical Materials.  In the event that the Parties agree, or an independent testing laboratory or an arbitrator determines, pursuant to Section 4.7, that all or a portion of a shipment of Clinical Materials fails to conform to the Product Warranties, then, as the sole and exclusive remedy for such failure, Micromet will not be obligated to make any payment for such non-conforming Clinical Materials and MedImmune will reimburse any payments for such materials previously received from Micromet.

4.9              Audits and Inspections.

(a)                 Micromet will have the right to inspect and audit (i) the facilities of MedImmune and Third Parties in which cGMP production for Licensed Product, Media Materials, and bag diluent was produced but only to the extent that such facilities are in operation and (ii) the documentation generated in connection with the manufacture and testing of Licensed Product, Media Materials and bag diluent.  MedImmune will have the right to redact documents to the extent they contain the recipe for Media Materials.  With respect to a Third Party facility and documentation, subject to any confidentiality requirements of the Third Party, MedImmune will use reasonable efforts to cause any such Third Party to permit such inspection and audit (but excluding the recipe of any Media Materials).  Such inspection and audit will take place during regular business hours with at least [***]([***])[***] prior notice to MedImmune.  Micromet will discuss the results of any inspection and audit with MedImmune.  Micromet’s right to inspect and audit is limited to [***] and [***] per [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)                 MedImmune will permit a regulatory authority to inspect and audit the (i) the facilities of MedImmune and Third Parties in which cGMP production for Licensed Product, Media Materials, and bag diluent was produced but only to the extent that such facilities are in operation and (ii) the documentation generated in connection with the manufacture and testing of Licensed Product, Media Materials and bag diluent.  Micromet will pay all of the cost and expense thereof including but not limited to those incurred by [***].  A representative from Micromet will have the right to be present [***] at any such inspections or audits by a regulatory authority.  Such representative from Micromet will [***] the [***] to [***] in [***] in the event a regulatory authority requests information that is not related to the Manufacturing Process.  MedImmune will promptly provide Micromet with copies of inspection requests from any regulatory authority.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.	Transfer of Manufacturing Process and Regulatory

5.1              Technology Transfer.

(a)                 As promptly as possible but no later than [***], Micromet will identify to MedImmune a contract manufacturing organization that will manufacture Licensed Product for Micromet.  Subject to such contract manufacturing organization executing an agreement pursuant to Section 5.4, MedImmune will provide Micromet and such identified manufacturer (to the extent not previously provided by MedImmune) with the Know-How in its possession as of the Effective Date that is MedImmune Process Technology, which includes, but is not limited to, and in each case that exists as of the Effective Date, technical reports and materials for process development activities that are relevant to and would be required for  Micromet or its contract manufacturing organization to perform such Manufacturing Process (including but not limited to any master cell banks, working cell banks, fermentation processes, recovery steps established, process validation, product identity assays, in-process-control assays, relevant standard operating procedures, as well as samples of the working cell bank prepared at MedImmune, and technical methods for assays required for the applicable process.  For clarity, all Know-How within MedImmune Process Technology in tangible form (except for biological, chemical, or physical materials) to be provided under this Section 5.1(a) are listed in Exhibit E-3.  In addition, MedImmune will have the right to redact the documents to the extent they contain information that is not related to Manufacturing Process or information related to the recipe of Media Materials.

(b)                 Promptly after the Effective Date, the MedImmune Project Manager, his counterpart at Micromet, and other appropriate personnel of MedImmune and Micromet will meet to establish a plan for the transfer of the Manufacturing Process and the MedImmune Process Technology as is reasonable and customary in the industry for the transfer of manufacturing processes and designed to complete the transfer of the Manufacturing Process and the MedImmune Process Technology within the timeframe set forth in subsection (c) below (the “Transfer Plan”), which Transfer Plan will be deemed part of this Agreement and incorporated herein by reference.  Within [***]([***])[***] from the date on which MedImmune is informed of the contract manufacturing organization (“CMO”) selected by Micromet for the manufacture of the Licensed Product, MedImmune will make appropriate personnel available to meet with the CMO to initiate such process transfer.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)                 MedImmune will use commercially reasonable efforts to complete transfer of the Manufacturing Process and the MedImmune Process Technology to such manufacturer within [***]([***])[***] from that first meeting.  Such timelines will be extended for delays that are reasonably outside the control of MedImmune, including but not limited to delays related to the performance of Micromet, its contract manufacturer, or licensees.  Upon completion of the transfer of the Manufacturing Process and the MedImmune Process Technology, MedImmune will not have any further obligations to provide additional MedImmune Process Technology to Micromet or its manufacturer.

(d)                 MedImmune's obligation with respect to the Manufacturing Process and the MedImmune Process Technology is limited to transfer of the Manufacturing Process Technology in accordance with this Section 5.1 and providing consulting services pursuant to Section 5.6 and MedImmune does not covenant, warrant or represent that the Manufacturing Process and/or the MedImmune Process Technology when used by or on behalf of Micromet or its sublicensees will be suitable for producing Clinical Materials and/or Licensed Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.2              Supply of Cell Culture Media and Nutrient Feeds.

(a)                 Promptly after the Effective Date, MedImmune will introduce Micromet to MedImmune’s current contract manufacturer(s) (individually a “Media Supplier” and collectively the “Media Suppliers”) for the cell culture media and nutrient feeds used in the Manufacturing Process (the “Media Materials”) and will reasonably cooperate with Micromet and the Media Suppliers in the establishment of a direct supply agreement between Micromet and a Media Supplier for the purchase and supply of the component(s) of the Media Materials.  MedImmune will permit the Media Supplier to supply the Media Materials (but not the recipe to such Media Materials) to Micromet during the Term of this Agreement.

(b)                 Promptly after the Effective Date, MedImmune will deliver to Micromet or its designee the Media Materials listed in Exhibit H.  In addition, in the event that (i) Micromet is [***] to [***] a [***] with a [***] for a necessary component of the Media Materials [***] within a period of [***]([***])[***] from the Effective Date after having used reasonable efforts to do so, or (ii) if a [***] its [***] with Micromet (except in the event of such [***] for [***] by [***] of this Agreement or its agreement with a Media Supplier), or (iii) in the event such [***] is [***] to [***] the [***] to Micromet, then MedImmune will provide Micromet (or Micromet’s contract manufacturer or licensee manufacturing the Licensed Product) with Micromet’s (or such contract manufacturer’s or licensee’s) commercially reasonable requirements of the Media Materials necessary for the manufacture of the Licensed Product at cost pursuant to a separate supply agreement to be executed promptly after the Effective Date, which agreement will include the terms set forth in this Section 5.2(b) (including terms for reasonable advanced forecasts for Media Materials) and such other terms that are consistent with the terms under which MedImmune purchases Media Materials from its third party supplier.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(c)                 Micromet will not, and will cause its Affiliates, licensees and their respective manufacturers not to (i) directly or indirectly, take any steps to ascertain the recipe of any Media Materials provided by MedImmune and/or a Media Supplier, and (ii) to not use the Media Materials for any purpose other than manufacturing Licensed Product.  In the event Micromet, its Affiliates, licensees, or their respective manufactures ascertains or receives the recipe of any Media Material through no fault of its own, Micromet will and cause its Affiliates, licensees, and their respective manufacturers to promptly inform MedImmune of such event and destroy such information.

(d)                 MedImmune will provide (at Micromet’s cost) to Micromet, or at the discretion of MedImmune to the applicable regulatory agencies, all necessary CMC documentation in its possession relating to Media Materials required for regulatory filings for the Licensed Product.

(e)                 MedImmune may elect to terminate supply of some or all of the Media Materials by providing Micromet with the recipes therefor, in which case MedImmune’s obligation to supply such component of the Media Materials will expire, and Micromet will terminate any supply agreements with the applicable Media Supplier(s) no later than [***]([***])[***] after MedImmune provides the recipes.

5.3             Cost of Transfer.  Except for the internal FTEs of MedImmune (not to exceed [***]([***]) FTEs total), the cost of which will be borne by MedImmune, Micromet will pay all of the cost and expense (including the cost and expense of Third Parties) for transfer of the Manufacturing Process and the MedImmune Process Technology to Micromet or any Third Party pursuant to this Agreement.  In the event MedImmune’s internal costs exceed [***]([***]) FTEs, Micromet will reimburse MedImmune for such costs above [***]([***]) FTES within [***]([***])[***] of invoice therefor.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.4             Process Transfer.  Micromet will have the right to transfer the Manufacturing Process and/or, the MedImmune Process Technology and/or Media Materials to any Affiliate and to any Third Party (which may include a licensee of Micromet) that is to manufacture Licensed Product for Micromet or its licensees; provided, however, that prior to such transfer, such Third Party will execute the agreement with MedImmune in the form attached hereto as Exhibit F which will require it to comply with the restrictions of Section 5.2 as to Media Materials and that contains confidentiality and non-use obligations substantially similar to those set forth in this Agreement with respect to Confidential Information of MedImmune.  Except as provided in this Section 5.4 and in Section 6.1(d), Micromet will not transfer Media Materials and/or transfer Know-How that is MedImmune Process Technology or the Manufacturing Process to any Third Party.  In the event that an agreement between Micromet and a Third Party with respect to Licensed Product is terminated, Micromet will notify MedImmune of such termination within [***]([***])[***] of such termination.

5.5             Non-Clinical, Clinical and Regulatory Documentation.  MedImmune will transfer to Micromet the clinical and non-clinical information and documentation listed in Exhibit E-1 within [***]([***])[***] from the Effective Date. The Parties acknowledge that MedImmune has transferred to Micromet the clinical and regulatory filings and documentation listed in Exhibit E-2, including the (i) IND, (ii) all regulatory correspondence related to the IND, (iii) all orphan drug designations and all amendments, and (iv) all regulatory correspondence related to the orphan drug designations. The Parties acknowledge that MedImmune has also transferred to Micromet the safety database relating to the Licensed Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.6             Consulting Services.  From time to time, Micromet may submit to MedImmune a written request to the designated MedImmune Project Manager as defined in Section 5.7 to provide consulting services to Micromet with respect to the Manufacturing Process, which request will include the specifics of the consulting services being requested.  Micromet will provide at least [***]([***])[***] advanced notice for all such requests to MedImmune.  In the event that [***] has [***] about the [***], then MedImmune will use reasonable efforts to promptly provide such consulting services.  For the avoidance of doubt, MedImmune will not be required to provide general process development consulting services that could be provided by any contract manufacturing organization.  In no event will MedImmune be obligated to provide more than [***]([***])[***] of consulting services in any [***], or more than [***]([***])[***] of consulting services for any [***].  Micromet will pay for such consulting services rendered at the FTE Rate, within [***]([***])[***] of invoice therefor.  MedImmune’s obligation to provide these consulting services will expire [***]([***])[***] after Micromet files the first MAA or the first BLA for the Licensed Product, whichever is earlier.  For the avoidance of doubt such consulting services will not require MedImmune to perform any of the following:

(a)                 generate new scientific data or make any changes to the Manufacturing Process;

(b)                 write or create additional reports, manuscripts, or regulatory documents;

(c)                 have direct interaction or correspondence with any regulatory agency except matters relating to Media Materials as described in Section 5.2(d) or with respect to inspections by such regulatory agency as provided in Section 4.9;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(d)                 disclose any Know-How that was not used by MedImmune in the Manufacturing Process existing as of the Effective Date.

For the avoidance of doubt, MedImmune has no obligation to provide consulting services to Micromet with respect to any subject matter other than the Manufacturing Process.  Notwithstanding the preceding sentence, MedImmune as part of the Consulting Services will use commercially reasonable efforts to provide any raw data, report, or other tangible Know-How within MedImmune Process Technology (in each case to the extent such Know-How is in its possession and was not previously provided to Micromet or its contract manufacturer) that is necessary to establish the Manufacturing Process, to generate additional reports, to respond to the inquiry of any regulatory authority or to be included as part of any regulatory filing in connection with the Manufacturing Process, subject to the limitations of this Section 5.6.

5.7             Project Manager.        MedImmune will appoint a primary contact person to represent MedImmune (“MedImmune Project Manager”) in its provision of the services under this Agreement, including those in Articles 3, 4, and 5.  All requests by Micromet regarding MedImmune’s services hereunder will be coordinated through the MedImmune Project Manager, and Micromet will not directly contact other employees of MedImmune unless previously authorized by the MedImmune Project Manager.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

6.	License Grants

6.1             Licenses granted by MedImmune.

(a)                 Subject to the terms and conditions set forth in this Agreement, MedImmune hereby grants to Micromet an exclusive (even as to MedImmune), royalty-bearing, right and license, with the right to grant and authorize the grant of sublicenses, under the Independent MedImmune Technology and Collaboration Technology, to make, have made, use, offer for sale, sell, and import Licensed Products in the Territory.

(b)                 Subject to the terms and conditions set forth in this Agreement, MedImmune hereby grants to Micromet a co-exclusive (with MedImmune), royalty-free right and license, with the right to grant and authorize the grant of sublicenses, under the Collaboration Technology to make, have made, use, offer for sale, sell, and import any BiTE Product (other than any BiTE Product as to which MedImmune is exclusively licensed under the Research Agreement) in the Territory.  The license set forth in this Section 6.1(b) is exclusive except as to MedImmune and its licensees.  For the avoidance of doubt, the license granted under this Section 6.1(b) does not include any MedImmune technology that is not Collaboration Technology.

(c)                 Subject to the terms and conditions set forth in this Agreement, MedImmune hereby grants to Micromet an exclusive (even as to MedImmune), royalty-bearing, right and license, with the right to grant sublicenses as permitted by Section 6.1(d), under MedImmune Process Technology, to make and have made Licensed Product for sale and use in the Territory.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(d)                 Except to any licensee of rights to the Licensed Product or a contract manufacturer for Micromet, its licensee or their respective Affiliates pursuant to and in accordance with Section 5.4, Micromet will not sublicense, transfer or disclose the Manufacturing Process or the MedImmune Process Technology or provide the Media Materials to a Third Party without the prior written consent of MedImmune and then only subject to such Third Party executing the agreement with MedImmune in the form attached hereto as Exhibit F providing for confidentiality and non-use provisions to protect the Confidential Information of MedImmune and/or the Media Materials.

(e)                 Other than the case where a sublicensee of Micromet has entered into an agreement with MedImmune that indemnifies MedImmune in a manner substantially identical to the indemnification of Section 14 of this Agreement (including a CMO that has executed the confidentiality agreement in the form attached as Exhibit F), any sublicense granted under this Section 6.1 will require the sublicensee to indemnify MedImmune in accordance with Section 14 of this Agreement, and Micromet will use reasonable efforts to have MedImmune designated as third party beneficiary thereof with the right to enforce.  In the event that MedImmune is not a third party beneficiary, Micromet agrees that MedImmune will have the right to enforce such indemnity provisions in the name of Micromet.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(f)                 Any sublicense granted by Micromet will be made subject to and in accordance with the terms of this Agreement.  If a sublicensee of Micromet commits any act or omission relating to (i) MedImmune’s Confidential Information disclosed by Micromet to such sublicensee, (ii) the practice of the sublicense granted by Micromet under the licenses granted to it in this Agreement outside the scope of the license granted to Micromet, (iii) the use or disclosure of MedImmune’s confidential Know-How or (iv) Media Materials, in each case which act or omission, if committed by Micromet, would constitute a material breach of this Agreement, then Micromet will, upon request of MedImmune, terminate the sublicense agreement with such sublicensee if such material breach is not cured within [***]([***])[***] from notice thereof.  Promptly upon execution of each agreement under which Micromet grants a sublicense under the licenses granted by MedImmune to Micromet under this Agreement, Micromet will provide to MedImmune a copy of such sublicense agreement with financial provisions and scientific, technical and other proprietary business information redacted.

(g)                 Micromet hereby covenants and agrees not to grant any Third Party any license or right under Independent MedImmune Technology or MedImmune Process Technology, or Media Materials to develop or Commercialize any product other than Licensed Product in the Territory and not to use or practice Independent MedImmune Technology or MedImmune Process Technology except as expressly permitted by this Agreement.  For the avoidance of doubt, nothing in this Agreement will limit Micromet’s rights to use or grant Third Parties the right to use information or Know-How Controlled by Micromet that was originally transferred by Micromet to MedImmune under the Collaboration and License Agreement, or to use information or Know-How Controlled by Micromet that was used or developed by or on behalf of Micromet independent of or prior to the transfer of MedImmune Process Technology to Micromet under this Agreement or the Collaboration and License Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(h)                 Micromet hereby covenants and agrees not to grant any Third Party any license or right under MedImmune Collaboration Technology, or Media Materials to develop or Commercialize any product other than BiTE Products in the Territory and not to use or practice MedImmune Collaboration Technology except as expressly permitted by this Agreement.

(i)                 MedImmune hereby covenants and agrees that it will not license, assign or otherwise transfer to any Third Party any of its right and interest in and to any Patent that is Joint Collaboration Technology or MedImmune Collaboration Technology or Media Materials for research, development, manufacture, use or Commercialization of any BiTE Product, except in connection with co-developing a BiTE Product(s) with such Third Party.  This limitation is not applicable to any BiTE Product as to which MedImmune holds a license under any other agreement with Micromet or its Affiliates.

6.2             Bankruptcy Provision under US Law. All rights and licenses granted under or pursuant to this Agreement, including amendments hereto, by MedImmune to Micromet are, for all purposes of Section 365(n) of Title 11 of the U.S. Code (“Title 11”), licenses of rights to intellectual property as defined in Title 11.  All rights, powers and remedies of Micromet provided in this Section 6.2 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including Title 11) in the event of the commencement of a Title 11 case by or against MedImmune.  In such event, Micromet will be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including under Title 11).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.	Prosecution, Enforcement and Defense of Patents

7.1             Prosecution and Maintenance of Patents.

(a)                 MedImmune will have the sole right to file, prosecute and maintain Patents that are Independent MedImmune Technology or MedImmune Process Technology and/or MedImmune Collaboration Technology.

(b)                 With respect to Patents in the Collaboration Technology, MedImmune will provide to Micromet all documents that relate to patent filing, prosecution and maintenance, including each patent application, office action, response to office action, request for terminal disclaimer, request for reissue or reexamination and opposition or appeal proceedings or extension of any patent issuing from such application sufficiently prior to the filing of such application, response or request to allow for review and comment by Micromet.  MedImmune agrees to consider in good faith and to take into account all comments received from Micromet.

(c)                 If MedImmune decides to discontinue the prosecution of a Patent or abandon an issued Patent within Collaboration Technology, it will inform Micromet thereof not less than [***]([***])[***] in advance of the deadline at which an action is required to be taken in order to continue such prosecution of, or to maintain such Patent, and upon request of Micromet, will allow Micromet to continue the prosecution or maintenance of such Patent on behalf of MedImmune at Micromet’s cost.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

7.2             Enforcement of Patents.

(a)                 Within the Territory, with respect to the alleged infringement by a Third Party of a Patent that is MedImmune Collaboration Technology or MedImmune Process Technology or Independent MedImmune Technology licensed to Micromet under this Agreement (a “Product Patent”) by making, using, selling, importing or offering for sale a Licensed Product (a “Product Infringement”), with the prior written consent of MedImmune, which consent may be granted or withheld in the sole discretion of MedImmune, Micromet will have the right (but not the obligation) to bring an infringement action or proceeding with respect to a Product Infringement at the cost and expense of Micromet, by counsel of its own choice.  MedImmune will have the right, at its own cost and expense, to be represented in any such action by counsel of its own choice.  If Micromet fails to bring such an action in the Territory within [***]([***])[***] of written notice thereof from MedImmune to Micromet, then MedImmune will have the right to bring such action at the cost and expense of MedImmune with counsel selected by MedImmune.  Micromet, at its cost and expense, will have the right to be represented by counsel in any such action brought by MedImmune.

(b)                 If one Party brings any enforcement action or proceeding under this Section 7 with respect to a Product Infringement, the other Party agrees to be joined as party plaintiff if necessary to prosecute the action or proceeding and to give the first Party reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder.  The Party bringing the action will have the right to control such action, including the settlement thereof, provided, however, that no settlement will be made that adversely affects the validity, enforceability or scope of a Patent within MedImmune Collaboration Technology or MedImmune Process Technology or Independent MedImmune Technology unless agreed to in writing by both Parties, such agreement not to be unreasonably withheld, delayed or conditioned.  Any damages or other monetary awards recovered pursuant to any suit, proceeding or other legal action taken under this Section 7.2 will be allocated first to the costs and expenses of the Party bringing suit, and second to the costs and expenses (if any) of the other Party that were authorized by the Party bringing the suit, with any remaining amounts (if any) to be allocated to the Party bringing suit and if the amount is allocated to Micromet, such amount will be Net Sales subject to royalty under this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.	Fees and Payments

8.1            Upfront Fee.

(a)               Micromet will pay to MedImmune Six Million Five Hundred Thousand Dollars ($6,500,000) which is non-refundable and non-creditable in the following installments:

(i)         Four Million Dollars ($4,000,000) payable on January 8, 2010;

(ii)         [***] [***] payable on [***]; and

(b)               Intentionally left blank.

(c)               As to the installment due on [***], such payment is solely contingent upon Micromet or its CMO having received the materials and reports of Exhibit E-3 prior to such time.  For the avoidance of doubt, if MedImmune delivers the materials and reports of Exhibit E-3 after [***], then such payment will be due and payable upon such delivery.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.2             Development Milestones.  Micromet will make the following non-refundable, non-creditable payments to MedImmune in the amounts set forth below within [***]([***])[***] of the occurrence of each of the following events with respect to the first Licensed Product to achieve the applicable event:

Milestone Event	Milestone Payment
[***] The [***] of [***] or [***] to a [***] to [***] in the [***]	US$[***]
[***] of a [***] for [***] in the [***]	US$[***]
[***] of a [***] for [***] in the [***]	US$[***]

In the event that Milestone Event 2 occurs, and the payment for Milestone Event 1 has not been paid, then the milestone payment for Milestone Event 1 will be made with the payment for Milestone Event 2.  The aggregate of Milestone Payments payable by Micromet under this Section 8.2 will not exceed [***]($[***]).

8.3             Royalties.

(a)                 Subject to the adjustments provided for in Section 8.5, Micromet will pay to MedImmune a royalty equal to [***]([***]) of Net Sales of Licensed Product in North America.  For the avoidance of doubt, a sale that occurs outside of North America for Licensed Product that is shipped for use in North America is included in Net Sales in North America.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(b)                 In the event that a Licensed Product is sold in combination with a therapeutically active component that is not a Licensed Product (“Combination Product”), then net sales (calculated as Net Sales) of such Combination Product upon which a royalty is paid will be subject to the following adjustment.  If the Licensed Product and the other therapeutically active component of the Combination Product are sold separately in a country, then net sales of such Combination Product in such country upon which a royalty is paid will be multiplied by the fraction A/A+B, where A equals the average sales price of such Licensed Product sold separately in such country, and B equals the average sales price of the other therapeutically active component sold separately in such country.  Otherwise, the Parties will enter into good faith negotiations and attempt to reach mutual agreement to determine an appropriate adjustment to the net sales of such Combination Product in a country to reflect the relative contributions of the Licensed Product and the other therapeutically active component to the value of the Combination Product in such country.  If such mutual agreement is not reached within [***]([***])[***] after commencement of such negotiations, then the determination will be submitted to binding arbitration under Section 17.4(c).

(c)                 Only one royalty will be due and payable for the manufacture, use and sale of Licensed Product irrespective of the number of Valid Claims within Technology Patents that cover the manufacture, use and sale of Licensed Product.  Upon payment of a royalty under this Agreement with respect to a unit of Licensed Product, no further royalty will be due with respect to such unit of Licensed Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.4             Royalty Term.  On a country-by-country basis, royalties due under Section 8.3 for Licensed Product will begin on the first sale of Licensed Product following Marketing Approval in a particular country in North America and continue on a country-by-country basis until the later of: (i) the [***]of the [***] containing a [***] that [***] by the [***] in the [***] of [***] where the [***] is [***], or (ii) [***]([***]) years from the first commercial sale following Marketing Approval of such Licensed Product in such country in North America (the “Royalty Term”).

8.5             Royalty Adjustments.  In the event that one or more Third Parties sell a Licensed Product in a country of North America and such sale (a) [***] a [***] of a [***] or (b) [***] a [***] by [***] to [***] hereunder with respect to which MedImmune declined Micromet’s request to permit Micromet’s enforcement of such [***] against such Third Party infringer, and Micromet can demonstrate that the revenues from sales of such Licensed Product by such Third Parties in such country in such calendar year amounts to greater than [***]([***]) of the revenues from sales of Licensed Product by Micromet or its licensees in such country in such calendar year, then the royalty payable by Micromet pursuant to Section 8.3 on Licensed Product in such country for such calendar year will be reduced to [***]([***]).  If sales by such Third Parties are only for a portion of a calendar year, the greater than [***]([***]) of revenues from sales will be determined over such portion of the calendar year.  Sales are to be calculated in the currency of the applicable country and the reduction, if any, is determined on a calendar year by calendar year basis such that the reduction is applicable in a calendar year in a country only if Micromet demonstrates for such calendar year in such country that the Third Party revenues from sales of Licensed Product exceeds [***]([***]) of the revenues from sales of Licensed Product by Micromet or its licensees in such country.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

8.6             Payment by MedImmune.  Within [***] after the Effective Date, MedImmune will pay to Micromet €[***], which amount is non-refundable and non-creditable, and consists of €[***] payable on account of past due amounts for costs and expenses incurred by Micromet through [***] with respect to the clinical study [***], and €[***] payable on account of past due amounts for costs and expenses incurred by Micromet through [***] with respect to the clinical study [***].

9.	Payment Terms

9.1             Payment Method. All amounts due to a Party will be paid in United States Dollars by wire transfer in immediately available funds to an account designated by such Party.  The conversion for royalties will be made at the exchange rate reported in the Wall Street Journal, Eastern Edition on the last business day of the calendar quarter for which royalties are payable, and in all other cases at such exchange rate on the date that the payment is due.  Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at the lower of (i) [***]% over the overnight LIBOR rate in effect on the due date, or (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly.

9.2             Payment Schedules; Reports. Royalty payments due pursuant to Section 8.3 are due and payable within [***]([***])[***] of the end of each calendar quarter during the Royalty Term during which there were Net Sales of the applicable product in North America.  Micromet will accompany each payment of royalties under this Agreement with a report containing a detailed account of Net Sales of each product for which royalties are due during the preceding calendar quarter.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

9.3             Records Retention; Audit.

(a)                 Micromet will maintain complete and accurate books, records and accounts used for the determination of royalties payable in connection with Net Sales, in sufficient detail to confirm the accuracy of any payments required under this Agreement, which books, records and accounts will be retained by Micromet until [***]([***])[***] after the end of the period to which such books, records and accounts pertain.

(b)                 MedImmune will have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to have access during normal business hours, and upon reasonable prior written notice, to such of the records of Micromet as may be reasonably necessary to verify the accuracy of any payments received from Micromet for any calendar quarter ending not more than [***]([***]) [***] prior to the date of such request; provided, however, that MedImmune will not have the right to conduct more than one such audit in any [***]([***]) [***] period.  The accounting firm will disclose to the Parties only whether the Net Sales reported by the audited Party are correct or incorrect and the specific details concerning any discrepancies.  The auditing Party will bear all costs of such audit, unless the audit reveals a discrepancy in the audited Party’s favor of more than [***]%, in which case the audited Party will bear the cost of the audit.  The results of such accounting firm will be final, absent manifest error.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(c)                 If, based on the results of any audit, additional payments are owed to a Party under this Agreement, the amount of such payments will be credited against future amounts payable by such Party to the other Party under this Agreement; provided, however, that if such additional payments are not fully credited within [***] after the receipt of the applicable audit results, the Party owing such additional payments will at such time pay the other Party any uncredited amounts thereof.

(d)                 Each party will treat all information subject to review under this Section 9 in accordance with the provisions of Section 10 and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.

10.	Confidentiality

10.1             Definition.  “Confidential Information” means (a) any Know-How, and (b) any scientific, manufacturing, marketing and business plans, and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business; in either case, that has been disclosed by or on behalf of such Party to the other Party either in connection with the discussions and negotiations pertaining to this Agreement or in the course of performing this Agreement (including any information disclosed under the Confidentiality Agreement between the Parties dated [***]) and any information disclosed under the Collaboration and License Agreement).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

10.2                Exclusions.  Notwithstanding the foregoing, any information of a Party will not be deemed Confidential Information with respect to a receiving Party for purposes of this Agreement if such information:

(a)                 was already known or available to the receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use to the other Party, at the time of disclosure to the receiving Party;

(b)                 was generally available or known to parties reasonably skilled in the field to which such information pertains, or was otherwise part of the public domain, at the time of its disclosure to the receiving Party;

(c)                 became generally available or known to parties reasonably skilled in the field to which such information pertains, or otherwise became part of the public domain, after its disclosure to the receiving Party through no fault of or breach of its obligations under this Section 10 by the receiving Party;

(d)                 was disclosed to the receiving Party, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Party that Controls such information not to disclose such information to others; or

(e)                 was independently discovered or developed by the receiving Party or its Affiliates, as evidenced by their written records, without the use of, and by personnel who had no access to, Confidential Information belonging to the Party that Controls such information.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

10.3           Disclosure and Use Restriction.  Except as expressly provided herein, the Parties agree that, during the Term and for [***]([***]) [***] thereafter, each Party and its Affiliates and sublicensees will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party, its Affiliates or sublicensees.  Neither Party will use any Confidential Information of the other Party without such other Party’s consent, except as expressly permitted by this Agreement.  Notwithstanding the foregoing, in the event that MedImmune discloses the recipe of the Media Materials to Micromet, the confidentiality obligations with respect thereto will remain in full force and effect during the Term and without limitation thereafter.

10.4           Authorized Disclosure. Each Party may use and disclose Confidential Information of the other Party to the extent that such use and disclosure is:

(a)                 made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Party will first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;

(b)                 otherwise required by law, rule, or regulation; provided, however, that the disclosing Party will provide such other Party with notice of such disclosure in advance thereof to the extent practicable;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(c)                 made by such Party to the regulatory authorities as required in connection with any filing of MAAs, Investigational New Drug Applications, BLAs, marketing approval applications, or similar applications or requests for regulatory approvals; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;

(d)                 made by such Party, in connection with the performance of this Agreement, to Affiliates, permitted sublicensees, research parties, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10;

(e)                 made by such Party to existing or potential acquirers or merger candidates; existing or potential pharmaceutical collaborators (to the extent contemplated under this Agreement); investment bankers; existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing; or Affiliates, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10; or

(f)                 other than Media Materials made in a patent application filed in conformance with this Agreement.

10.5           Terms of Agreement to be Maintained in Confidence.  Subject to the provisions of this Section 10, the Parties agree that the terms of this Agreement are deemed Confidential Information of both Parties and will be subject to the restrictions on use and disclosure set forth herein.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

11.	Public Communications

11.1           Use of Name.  Neither Party will make public use of the other Party’s name except (a) in connection with announcements and other permitted disclosures relating to this Agreement and the activities contemplated hereby, (b) as required by applicable law, rule, or regulation, and (c) otherwise as agreed in writing by such other Party.

11.2           Press Releases.

(a)                 Micromet will have the right to issue the press release attached hereto as Exhibit G in connection with the execution of this Agreement.  Except with respect to the terms of this Agreement that may be required to be disclosed under Section 10.4(b), neither Party will make any public announcement regarding the terms or the performance of this Agreement without the prior written approval of the other Party.  Any press release containing information to be disclosed under the terms of Section 10.4(b) will be made only in accordance with the terms thereof.

(b)                 A Party may publicly disclose without regard to the preceding requirements of this Section 11.2 information that was previously disclosed in compliance with such requirements.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

11.3           Publications.  MedImmune will not make any publications or presentation of any material related to the research or development activities performed by or on behalf of MedImmune under the Collaboration and License Agreement or this Agreement except with prior written consent of Micromet.  Micromet will not make any publications or presentations of any material related to the research or development activities performed by or on behalf of MedImmune under the Collaboration and License Agreement or this Agreement that identifies MedImmune as the originator of the material, except with the prior written consent of MedImmune.

12.	Term and Termination

12.1           Term.  The term of this Agreement (the “Term”) will commence on the Effective Date and will expire upon the earlier of (i) the [***] of the [***] or (ii) [***] years from the Effective Date, unless earlier terminated as provided in this Agreement.

12.2           Breach by Micromet.

(a)                 In the event that Micromet materially breaches a payment obligation under this Agreement, in addition to any other remedy (but subject to Section 12.4), including the right to bring an action to collect such payment, by [***]([***]) [***] prior written notice to Micromet, MedImmune will have the right to terminate performance of its obligations under one or more of  Sections 3, 4 or 5, and if the payment breach is under Section 8.1 or 8.2, MedImmune will also have the right to send written notice to Micromet that the provisions of Section 12.2(c) will come into effect unless such payment breach under Section 8.1 or 8.2 is cured within [***]([***]) [***].  If such payment breach is not cured within the [***]([***]) [***] period, the termination of performance pursuant to notice and/or the provisions of Section 12.2(c), as the case may be, will automatically become effective.  In the event that Micromet disputes a payment obligation for which MedImmune provides notice under this Section and Micromet notifies MedImmune of such dispute and makes the payment under protest within the applicable [***]([***]) [***] period, then (i) termination of performance pursuant to such notice and/or the provisions of Section 12.2(c) will not become effective, and (ii) notwithstanding such payment, Micromet will have the right to arbitrate under Section 17.4 whether or not Micromet is obligated to make such payment and to the extent Micromet prevails in such arbitration, MedImmune will return such disputed payments to Micromet with interest calculated in accordance with Section 9.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(b)                 In the event that Micromet breaches Micromet’s obligations under Sections 5.2 or 5.4 of this Agreement or Micromet’s obligations with respect to Media Materials, MedImmune will have the right to send written notice to Micromet of such breach.  In the event that such breach is not cured within [***]([***]) [***] or is not capable of cure, MedImmune will have the right to terminate MedImmune’s obligations under Section 5.2 by written notice to Micromet and Micromet will terminate all supply agreements for Media Materials. In the event that Micromet disputes MedImmune’s claim that Micromet has breached its obligations under Sections 5.2 or 5.4, Micromet will have the right to arbitrate under Section 17.4 whether or not Micromet has breached such obligations, and MedImmune will not have the right to terminate MedImmune’s obligations under Section 5.2 until such breach has been found to exist in the final judgment made by the arbitrator(s) in such arbitration.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(c)                 [***] will have the [***] to [***] in the [***] under the terms and conditions set forth in Section [***] which Section [***] is incorporated herein by reference, and will [***] of this Agreement as set forth in Section 12.2(a) of this Agreement.  Upon [***] pursuant to Section [***] the [***] of the [***] that [***] into [***] as a [***]of this Agreement to the extent required to effectuate the rights and obligations of the Parties upon [***] of such [***] by [***] will provide [***] to [***]or [***] that [***] of the rights of [***] with respect to [***] in the [***] pursuant to Section 12.2 of this Agreement.  Notwithstanding anything else to the contrary,[***] will have the right to notify [***] to [***] of [***] under Section 12.2 of this Agreement.

12.3           Breach by MedImmune.  In the event that MedImmune commits a material breach of its obligations under one or more of Sections 3.1, 5.1 or 5.2 of this Agreement, in addition to any other remedy (but subject to Section 12.4), Micromet, will have the right prior to [***] to provide MedImmune with written notice of such breach and the details thereof, and if such breach is not cured within [***]([***]) [***] of such written notice, upon written notice to MedImmune, Micromet will have the right to either:

(a)                 terminate this Agreement in the entirety.  In addition, Micromet will have the right to pursue a claim for damages under Section 17.4 available to it under law, subject to the limitations of Section 16.2(a) but not the limitations of Section 16.2(b); or

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(b)                 elect to keep this Agreement in full force and effect and initiate a proceeding under Section 17.4 to determine whether MedImmune has committed a material breach of its obligations under one or more of Sections 3.1, 5.1 or 5.2 of this Agreement.  Following a final determination under Section 17.4 that MedImmune did commit such material breach that has not been cured, if in the arbitration it is determined that such breach is not curable or if it is determined in the arbitration that such breach is curable and MedImmune does not cure such breach within [***]([***]) [***] after such determination, then (i) the amount of future payments due to MedImmune under Section 8.2 will be [***]([***]) and in no event [***] of the [***] set forth in [***] and (ii) MedImmune will pay to Micromet any and all damages determined by such arbitrator in such proceeding; provided, however, that in any event such payment will not exceed [***]($[***]).  In any determination of whether MedImmune committed a material breach, the arbitrator also will take into consideration the scope and extent to which MedImmune performed such obligations under this Agreement and the extent of the benefits received by Micromet with respect to such performance.

12.4            Limitation on Termination Rights.  Each Party will only have the rights described above in this Article 12 with regard to the termination of one or more provisions of this Agreement and the Parties expressly acknowledge that except as provided in Section 12.3(a) neither Party will have the right to terminate this Agreement in its entirety, including on the basis of a material breach by a Party.

13.	Effects of Expiration or Termination

13.1            Accrued Rights.  Expiration or termination of this Agreement will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such expiration or termination.  Such expiration or termination will not relieve a Party from obligations that are expressly indicated to survive the expiration or termination of this Agreement

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

13.2              Survival.  Article 2, Sections 9.1 and 9.2 (with respect to amounts unpaid as of the date of expiration), 9.3, 10, 13, 14, 16 and 17, together with any definitions used or exhibits referenced therein, will survive expiration of this Agreement.  Notwithstanding termination of a Party’s rights or obligations under the Articles or Sections specified in Section 12.2, the rights and obligations of the Parties under the other Articles and Sections of this Agreement will remain in full force and effect.  For the avoidance of doubt, except as provided in Section 12.3(a), Micromets obligations to pay upfront fees, milestones (subject to Section 12.3(b)) and royalties under Article 8 will continue in full force and effect throughout the Royalty Term.

13.3              Effect of Expiration on Intellectual Property.  Upon expiration of this Agreement pursuant to Section 12.1 above, the licenses and sublicensing rights granted in Section 6.1 by MedImmune to Micromet will become fully paid, perpetual, and irrevocable.

13.4              Effect of Termination.  Upon termination of this Agreement, the rights and obligations of the Parties under this Agreement will be terminated, except as provided in Section 13.2, and Micromet covenants and agrees to discontinue and to cause its Affiliates and licensees to discontinue any and all use of MedImmune Collaboration Technology and/or MedImmune Process Technology and/or Independent MedImmune Technology and/or Media Materials.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.         Indemnification and Insurance

14.1              Indemnification of MedImmune.  Micromet will indemnify MedImmune and its Affiliates, and their respective directors, officers, and employees (each, a “MedImmune Indemnitee”), and defend and save each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) in connection with any and all liability suits, investigations, claims or demands (collectively, “Losses”) arising from or occurring as a result of any claim or lawsuit by a Third Party against a MedImmune Indemnitee, to the extent caused by or arising out of: (a) negligence or willful misconduct on the part of Micromet, its Affiliates or licensees in performing any activity contemplated by this Agreement, or (b) the development or Commercialization of Licensed Product in the Territory by Micromet, its Affiliates or licensees; or (c) the use by Micromet, its Affiliates or licensees of any Know-How provided under this Agreement or Patents licensed under this Agreement, in each case, excluding any Losses to the extent that such Losses arise out of the negligence or willful misconduct of a MedImmune Indemnitee.

14.2              Notice of Claim.  All indemnification claims in respect of any MedImmune Indemnitee under Section 14.1 (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by MedImmune (the “Indemnified Party”).  The Indemnified Party will give Micromet (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 14.1, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time).  The Indemnified Party will furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.3              Control of Defense.  At its option, the Indemnifying Party may assume the defense of any claim subject to indemnification as provided for in Section 14.1 (each, a “Third Party Claim”) by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party.  In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim.

14.4              Right to Participate in Defense.  Without limiting Section 14.2, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (ii) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 14.2 (in which case the Indemnified Party will control the defense).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.5              Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner other than by the payment of money damages, and as to which the Indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate, and will transfer to the Indemnified Party all amounts which said Indemnified Party will be liable to pay prior to the entry of judgment.  With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 14, the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion).  The Indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the Indemnifying Party.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

14.6            Cooperation.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with such Third Party Claim.  Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party will reimburse the Indemnified Party for all its reasonable and documented out-of-pocket expenses in connection with such cooperation.

14.7            Insurance.  During the Term, Micromet will have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated, and will upon request provide MedImmune with a complete copy of its policies of insurance in that regard, along with any amendments and revisions thereto.

15.	Representations and Warranties

15.1           Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party that, as of the Effective Date:

(a)                 Such Party (i) has the power and authority to enter into this Agreement and perform its obligations hereunder, and (ii) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(b)                 This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity;

(c)                 The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable law or any provision of the articles of incorporation, bylaws or any similar instrument of such Party in any material way, and (ii) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

15.2           Additional Representations and Warranties of Micromet.  Micromet hereby represents and warrants to MedImmune that Micromet is a corporation duly organized, validly existing and in good standing under the laws of Germany, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

15.3           Additional Representations and Warranties of MedImmune.  MedImmune hereby represents and warrants to Micromet that as of the Effective Date:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(a)                 MedImmune is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, and has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement;

(b)                 There are no pending claims against MedImmune or to the actual knowledge of MedImmune any threatened claims against MedImmune that Licensed Product infringes any Patents of a Third Party;

(c)                 Exhibit A includes all of the Patents made or generated in furtherance of and as a direct result of employees, agents or independent contractors of MedImmune or its Affiliates performing an activity pursuant to the Collaboration and License Agreement; provided, however, that any Patent within Collaboration Technology that is not included in Exhibit A will be deemed automatically included therein and licensed hereunder as of the Effective Date; and

(d)                 MedImmune has the right to grant the licenses granted to Micromet in this Agreement, and MedImmune has no actual knowledge that any of the Know-How within MedImmune Process Technology has been misappropriated from a Third Party; and

(e)                 MedImmune has transferred to Micromet the IND, orphan drug designations, any amendments thereto, and all regulatory correspondence relating to the Product that are is in the possession of MedImmune; provided, however, that MedImmune will not be deemed to be in breach of this subsection (e) if it provides any additional such regulatory filings or materials in its possession promptly after receiving a request from Micromet identifying a specific regulatory filing or document.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(f)           As of the Effective Date, MedImmune is not exclusively licensed under a license agreement with a Third Party under any claims of a Patent that claim only a process for manufacturing a BiTE Molecule which patent MedImmune has the right to sublicense to Micromet without violating the terms of an agreement or arrangement with such Third Party; provided, however, that MedImmune will not be deemed to be in breach of this subsection (f) if MedImmune has such a license and, upon request of Micromet, grants Micromet a sublicense with respect to Licensed Product of the scope set forth under Section 6.1(a) of this Agreement, but only to the extent permitted by and in accordance with the terms of such license agreement and further provided that Micromet is obligated to make any and all payments and royalties due to such Third Party as a result of granting of and/or exercising rights granted under such sublicense, including but not limited to milestones and royalties.

16.	Disclaimer; Limitation of Liability

16.1            Disclaimer of Warranty. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, MEDIMMUNE AND MICROMET MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND MEDIMMUNE AND MICROMET EACH SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, AND MEDIMMUNE MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE MANUFACTURING PROCESS OR MANUFACTURING PROCESS TECHNOLOGY PROVIDED TO MICROMET.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

16.2            Limitation of Liability.  (a) IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT.  THE FOREGOING LIMITATIONS WILL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND WILL NOT LIMIT EITHER PARTY’S LIABILITY AND OBLIGATIONS TO THE OTHER PARTY UNDER SECTIONS 10 AND 14.

(b)              EXCEPT AS PROVIDED IN SECTION 12.3(a) AND SUBJECT TO SECTION 16.2(a), IN NO EVENT WILL MEDIMMUNE BE LIABLE TO MICROMET IN AN AMOUNT THAT EXCEEDS THE PAYMENTS RECEIVED BY MEDIMMUNE FROM MICROMET UNDER THIS AGREEMENT.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.	Miscellaneous

17.1                 Force Majeure.  Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority.  The non-performing Party will notify the other Party of such force majeure within [***]([***]) [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***]([***]) [***] after the date of the occurrence, the Party not affected by such force majeure may terminate this Agreement immediately upon written notice to the other Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.2             Assignment.  Neither Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties under this Agreement without the prior written consent of the other Party, which consent will not be withheld or delayed unreasonably; provided, however, that either Party may assign or transfer this Agreement or any of its rights or obligations under this Agreement without the consent of the other Party (a) to any Affiliate of such Party, or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates.  The assigning Party (unless it is not the surviving entity) will remain jointly and severally liable with the relevant Affiliate or Third Party assignee under this Agreement, and the relevant Affiliate assignee, Third Party assignee or surviving entity will assume in writing all of the assigning Party’s obligations under this Agreement.  Any purported assignment or transfer in violation of this section will be void ab initio and of no force or effect.

17.3             Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.4            Governing Law; Dispute Resolution.

(a)                 This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of the State of New York, U.S.A., without giving effect to any principles of choice of law that would require the application of the laws of a different state or country.

(b)                 The Parties will try to settle their differences amicably between themselves.  If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party may notify the other Party in writing of such Dispute.  If the Parties are unable to resolve the Dispute within [***]([***]) [***] of receipt of the written notice by the other Party, such Dispute will be referred to the Chief Executive Officers of each of the Parties who will use their good faith efforts to resolve the Dispute within [***]([***]) [***] after such referral.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(c)                 If a Dispute is not resolved as provided in the preceding Section 17.4(b), whether before or after termination of this Agreement, the Parties hereby agree to resolve such Dispute by final and binding arbitration administered under the rules of arbitration of JAMS by one (1) arbitrator appointed in accordance with the said Rules, provided that upon request of either Party, three (3) arbitrators will be appointed.  If the Parties are unable to mutually select such panel, the panel will be selected in accordance with the procedures of JAMS.  The decision and award rendered by the panel will be final and binding.  In any such arbitration, the arbitrators will not have the right to modify the terms and conditions of this Agreement.  As a result, the rights and obligations of the Parties will be determined in accordance with the terms and conditions of this Agreement and any decision or award will be only in accordance with the terms and conditions of this Agreement.  The Parties will exert best efforts to have the decision and award rendered within [***]([***]) [***] after the first to occur of (i) notice of breach of this Agreement, which breach is a subject of the arbitration, and (ii) a notice invoking this arbitration provision.  Judgment upon the award may be entered in any court having jurisdiction thereof.  Any arbitration pursuant to this section will be held in Washington, D.C. or such other place as may be mutually agreed upon in writing by the Parties.  With respect to any Disputes arising in connection with an alleged breach of a Party’s rights and obligations with respect to confidential Know-How or Confidential Information received from the other Party, the arbitrator will apply the discovery provisions of the Federal Rules of Civil Procedure.  This means that depositions may be taken and full discovery may be obtained in any arbitration commenced under this Section 17.4 with respect to such Disputes.

(d)                 Notwithstanding the provisions of this Section 17.4, either Party will have the right to seek temporary or permanent injunctive relief in any court of competent jurisdiction as may be available to such Party under the laws and rules applicable in such jurisdiction.  Further, the provisions of this Section 17.4 will not apply with respect to any claim of a Party that the other Party is infringing any of its patents.

17.5            Notices.  All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided in this Agreement), or sent by internationally-recognized overnight courier addressed as follows:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

If to MedImmune, to:

MedImmune, LLC.
One MedImmune Way
Gaithersburg, MD  20878, USA
Attention:  Legal Department
Facsimile:  (301) 398-9625

If to Micromet, to:

Micromet AG
Staffelseestrasse 2
81477 Munich
Germany
Attention: Chief Executive Officer
Facsimile: ++49 89 895 277 205

With a copy to:

Micromet, Inc.
6707 Democracy Blvd.
Suite 505
Bethesda, MD 20817
Attention: General Counsel
Facsimile: 240-752-1425

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance with this Agreement.  Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on a business day, and (ii) on the second business day after dispatch, if sent by internationally-recognized overnight courier.  It is understood and agreed that this Section 17.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.6                 Entire Agreement; Modifications.  This Agreement (including any Exhibits, Schedules, or other attachments hereto, each of which is hereby incorporated by reference herein) sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement except to the extent expressly referenced herein, including the Collaboration and License Agreement and the Related Agreements; provided, however, that no agreement between the Parties executed contemporaneously with this Agreement will be so superseded by this Agreement.  Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement.  No amendment or modification of this Agreement will be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

17.7                 Relationship of the Parties.  It is expressly agreed that the relationship between the Parties is and will be that of independent contractors, and that the relationship between the Parties will not constitute a partnership, joint venture or agency.  Neither Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other, without the prior written consent of the other to do so.  All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.8                 Waiver.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit of such term or condition, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party of any right under this Agreement or of claims based on the failure to perform or a breach by the other Party will not be deemed a waiver of any other right under this Agreement or of any other breach or failure by said other Party whether of a similar nature or otherwise.

17.9                 Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17.10               No Benefit to Third Parties.  The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.

17.11               Further Assurance.  Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

17.12               English Language.  This Agreement has been written and executed in the English language.  Any translation into any other language will not be an official version hereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

17.13               Non-Solicitation.  During the [***]([***])-[***] period following the Effective Date, Micromet will not solicit the employment of any individual who, at the time of such solicitation is an employee of MedImmune.  For the avoidance of doubt, this Section 17.13 will not apply to general solicitations through public media, websites and the like, and will not apply with respect to individuals who are first referred to Micromet by third parties pursuant to an arrangement based on which such third party is providing job placement services to such individual, or to individuals who first approach Micromet regarding job opportunities.

17.14               Construction.  Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or).  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein means including, without limiting the generality of any description preceding such term.  References to “Section” or “Sections” are references to the numbered sections of this Agreement, unless expressly stated otherwise.

[Remainder of this page is left blank intentionally]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Micromet AG		MedImmune, LLC

By:	/s/ Jens Hennecke	By:	/s/ Peter Greenleaf

Name:	Jens Hennecke	Name:	Peter Greenleaf

Title:	SVP, Business Development	Title:	SVP, Commercial, Corp. Dev.

By:	/s/ Patrick Baeuerle

Name:	Patrick Baeuerle

Title:	CSO, SVP R&D

[Signature Page to the Termination and License Agreement]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit A

Patents within MedImmune Collaboration Technology

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit B

MT103 Sequence

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit C

Services

Scope of Work & Budget for Studies

A.           [***]

[***] Protocol	Lot #	Timing	Estimated Cost
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

B.           [***]

Description of Study	Timing	Estimated Costs
[***]	[***]	[***]

C.           [***]

Description of Study	Timing	Estimated Costs
[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit D
Clinical Materials

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit E-1

Clinical and Non-Clinical Documentation

Clinical Documentation

•	[***]
•	[***]

Non-Clinical Documentation

[***]

The information and documentation listed above will be transferred to Micromet within [***]([***]) [***] from the Effective Date.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit E-2

Documents and Material previously transferred to Micromet*

Clinical Documentation

[***]

Regulatory

[***]

INN

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit E-3

Documents to be transferred to Micromet

Document Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

[***]	[***]
[***]	[***]
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[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit F

Form of Confidentiality Agreement

This Confidentiality (“Agreement”) is effective as of __________ __, ____(“Effective Date”), between MedImmune, LLC, having a place of business at One MedImmune Way, Gaithersburg, MD 20878 (“MedImmune”) and ________________, having a place of business at ____________________________________  (“Company”).  MedImmune and Company may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, MedImmune and Micromet AG (“Micromet”) have entered into a Termination and License Agreement, effective November 4, 2009, to terminate MedImmune’s rights in MT103 (as defined below) and as such MedImmune has agreed to transfer its manufacturing  process for MT103 to a contract manufacturing organization (“CMO”) on behalf on Micromet;

WHEREAS, Company, on behalf of Micromet, has been selected as the CMO for MT103;

WHEREAS, MedImmune will provide MedImmune Property (as defined below) to Company solely for the limited purpose of the technology transfer and establishment of a manufacturing process and/or manufacture of MT103 Product at Company’s facilities in its capacity as a CMO for Micromet (“Purpose”); and

WHEREAS, MedImmune is willing to disclose the MedImmune Property on the condition that it be maintained in strict secrecy and confidence and not be used for any purpose other than the Purpose.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.
1.	Definitions and Interpretation.

1.1           Definitions.  Capitalized terms used in this Agreement shall have the meaning ascribed to them in this Section 1.1 or as otherwise defined in the preamble or recitals above or the text of this Agreement following this Section 1.1.

“MT103 Product” means MT103 alone or as part of a composition or formulation containing MT103.

“MedImmune Property" means any Know-How of MedImmune or any other information of MedImmune, in each case provided to Company by or on behalf of MedImmune and/or by or on behalf of Micromet.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

“Know-How” means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, including databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, which Know-How includes but is not limited to fermentation processes, recovery steps, process validation, product identity assays, in process control assays, the formulation and/or components of Media Materials, relevant standard operating procedures, and technical methods for assays and (b) any biological, chemical, or physical materials, including but not limited to working cell banks and Media Materials ("Materials").

“Media Materials” shall mean the cell culture media and nutrient feeds used in the Manufacturing Process.

“Manufacturing Process” shall mean the process for manufacturing or producing MT103 alone or as part of a composition or formulation.

“MT103” shall mean the BiTE Product containing the BiTE Molecule with the amino acid sequence set forth in Exhibit B of the Termination and License Agreement (as referenced above).  Such BiTE Molecule is currently known as blinatumomab.

1.2          Other Interpretive Matters.
(a)           Unless the context requires otherwise, (i) words in the singular include the plural and vice versa, (ii) the term “includ(ing)(es)” means “includ(ing)(es) without limitation,” and (iii) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual Section or portion of this Agreement.  All references to “day” or “days” shall mean calendar days unless otherwise noted.

(b)           No provision of this Agreement will be interpreted in favor of, or against, either of the Parties by reason of the extent to which any such Party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft of this Agreement or such provision.

(c)           The captions to the several Articles and Sections hereof are not a part of the Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections of this Agreement.

2.	Duties.

2.1          Disclosure and Use Restrictions.  Except as expressly provided herein, Company agrees that without limitation as to time and subject to Sections 3.1 and 3.2, Company and its Affiliates will keep completely confidential and will not publish or otherwise disclose any MedImmune Property and/or provide a third party with MedImmune Property and will use MedImmune Property including but not limited to Media Materials only for the Purpose.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

2.2           Restrictions Regarding Physical Prototypes.  Company shall not sequence, reverse engineer, copy, dissemble, obtain the recipe or components or otherwise attempt to reconstruct any physical embodiments of the Media Materials.  Notwithstanding anything to the contrary, in the event Company, its Affiliates, subcontractors, or licensees ascertains or receives the recipe of any Media Material through no fault of its own, such recipe will still be considered Confidential Information herein and Company will inform and cause its Affiliates, subcontractors, or licensees to promptly inform MedImmune of such event and destroy such information.

3.	Exceptions and Other Matters.

3.1          Exclusions  Notwithstanding the foregoing, any MedImmune Property will not be deemed MedImmune Property for purposes of this Agreement if such MedImmune Property:

(1)	was already known or available to Company, other than under an obligation of confidentiality or non-use, at the time of disclosure to Company;

(2)
was generally available or known to parties reasonably skilled in the field to which such information pertains, or was otherwise part of the public domain, at the time of its disclosure to the Company;

(3)
became generally available or known to parties reasonably skilled in the field to which such information pertains, or otherwise became part of the public domain, after its disclosure to the Company through no fault of or breach of its obligations under Article 2 by the Company;

(4)	was disclosed to the Company, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to MedImmune not to disclose such information to others; or

(5)	was independently discovered or developed by the Company or its Affiliates, as evidenced by their written records, without the use of, and by personnel who had no access to MedImmune Property.

3.2          Authorized Disclosures.  Company may disclose MedImmune Property to the extent that such disclosure is:

(1)
made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that the Company will first have given notice to MedImmune and given MedImmune a reasonable opportunity to quash such order and to obtain a protective order requiring that the MedImmune Property and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the MedImmune Property disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order; or

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

(2)	otherwise required by law, rule, or regulation; provided, however, that the Company will provide MedImmune with notice of such disclosure in advance thereof to the extent practicable.

3.3          No Representation or Warranty by MedImmune.  MedImmune makes no express or implied representation or warranty as to the accuracy, completeness or utility of the MedImmune Property.

3.4          Ownership; Return/Destruction.  All MedImmune Property is and shall remain the sole and exclusive property of MedImmune.  Company agrees that upon its termination as a CMO by Micromet related to the Purpose, within twenty (20) days thereafter, Company shall:  (a) cease any use of the Materials, including any Media Materials, and all copies of the foregoing or any portion thereof, in whatever form or medium stored, and (b) transfer all MedImmune Property, including all documents, samples, summaries, extracts, records or other materials that contain any of the MedImmune Property, in whatever form or medium stored, to Micromet or its designee, and such designee shall be subject to legally binding nondisclosure and use restrictions that are at least as restrictive as the terms of this Agreement, and (c) upon completion of such transfer, certify in writing that such transfer is complete.

3.5          No License Implied.  This Agreement shall not be construed to grant to Company any license, expressed or implied, or other rights with respect to the MedImmune Property.

3.6          Indemnification by Company.  Company will indemnify MedImmune and its Affiliates, and their respective directors, officers, and employees (each, a “MedImmune Indemnitee”), and defend and save each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) in connection with any and all liability suits, investigations, claims or demands (collectively, “Losses”) arising from or occurring as a result of any claim or lawsuit by a third party against a MedImmune Indemnitee, to the extent caused by or arising out of: (a) negligence or willful misconduct on the part of Company, or its Affiliates, representatives or agents in performing any activity related to the Purpose, or (b) the manufacture or production of MT103 Product by Company, its Affiliates, representatives or agents; or (c) the use of MedImmune Property by or on behalf of Company or its Affiliates, agents or representatives; in each case, excluding any Losses to the extent that such Losses arise out of the negligence or willful misconduct of a MedImmune Indemnitee.

3.7          Use of Name.  Neither Party will make public use of the other Party’s name except (a) in connection with announcements and other permitted disclosures relating to this Agreement and the activities contemplated hereby, (b) as required by applicable law, rule, or regulation, and (c) otherwise as agreed in writing by such other Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

4.	Termination.

4.1           Termination.  MedImmune may terminate this Agreement for any or no reason upon thirty (30) days advance written notice to Company.  Expiration or termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party or the Parties prior to such expiration or termination, and shall not relieve the Parties of any obligations that have accrued to the other Party prior to such expiration or termination.

4.2           Survival.  Company’s obligations, agents or representations under Articles 2, 3, and 5 and this Section 4.2 shall survive termination of this Agreement.

5.	Miscellaneous.

5.1           Assignment.  Company will not sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties under this Agreement without the prior written consent of MedImmune, which consent will not be withheld or delayed unreasonably; provided, however, that Company may assign or transfer this Agreement or any of its rights or obligations under this Agreement without the consent of MedImmune (a) to any Affiliate of such Party, or (b) to any third party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates.  MedImmune may assign this Agreement without the consent of Company by written notice to Company.  The assigning Party (unless it is not the surviving entity) will remain jointly and severally liable with the relevant Affiliate or third party assignee under this Agreement, and the relevant Affiliate assignee, third party assignee or surviving entity will assume in writing all of the assigning Party’s obligations under this Agreement.  Any purported assignment or transfer in violation of this section will be void ab initio and of no force or effect.

5.2           Applicable Law.  This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of the State of New York, U.S.A., without giving effect to any principles of choice of law that would require the application of the laws of a different state or country.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.3           Compliance with Laws; Export Controls.  Company shall comply with all applicable laws, rules and regulations arising in connection with this Agreement and its use of the MedImmune Property.  Without limiting the foregoing, this Agreement is made subject to any restrictions under the export control laws, rules and regulations concerning the export of products, materials or technical information either from the United States of America or to a foreign national within the United States of America (e.g., a “deemed export” applying to transfers solely within the United States of America) which may be imposed upon or related to Company from time to time by the government of the United States of America.  In connection therewith, Company agrees that it will not export, directly or indirectly, technical information provided or arising under this Agreement or any materials or products using or embodying such technical information to any country or foreign national for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States government when required by an applicable statute or regulation.

5.4           Notices.  Each notice required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by a nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, to the Parties at the addresses indicated in the introductory paragraph of this Agreement, to the attention of the signatories below.  Either Party may change its address by giving the other party written notice, delivered in accordance with this Section 5.4.

5.5           Waivers and Amendments; Preservation of Remedies.  This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the Parties or, in the case of a waiver, the Party waiving compliance.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or other exercise thereof hereunder.  The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any Party may otherwise have at law or in equity.

5.6           Injunctive Relief.  Company acknowledges that:  (a) the covenants and the restrictions contained in this Agreement are an inducement to MedImmune to enter into this Agreement and are necessary and required for the protection of MedImmune; (b) such covenants and restrictions relate to matters that are of a special, unique and extraordinary character that give each of such covenants a special, unique and extraordinary value; and (c) a breach of any of such covenants or restrictions may result in irreparable harm and damages to MedImmune in an amount difficult to ascertain and which cannot be adequately compensated by a monetary award.  Accordingly, in addition to any of the relief to which MedImmune shall be entitled under this Agreement, at law or in equity, MedImmune shall be entitled to seek temporary and permanent injunctive relief from any breach or threatened breach of such covenants or restrictions without proof of actual damages that have been or may be caused to MedImmune by such breach or threatened breach.  In the event an action for injunctive relief is brought by MedImmune, Company waives any right to require MedImmune to post any bond or other security with the court in connection therewith.

5.7           Independent Relationship.  Company and MedImmune are independent contractors.  The relationship between the two Parties does not constitute a partnership, joint venture or agency and shall not be construed as such.  Neither Company nor MedImmune has any authority to make any statements, representations or commitments of any kind, or to take any action that is binding on the other Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

5.8           Entire Agreement.  This Agreement constitutes the entire understanding of the Parties with respect to the subject matter hereof.  All express or implied agreements and understandings, either oral or written, with regard to the services to be performed hereunder are superseded by the terms of this Agreement.

5.9           Severability.  If any one or more provisions of this Agreement is held invalid, illegal or unenforceable in any respect by a court having competent jurisdiction, the validity, legality and enforceability of this Agreement and the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties.  The Parties shall in such instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

5.10         Counterparts.  This Agreement may be executed and delivered by any means and in any number of counterparts, each of which shall be an original as against either Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

{ Signature page follows. }

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

MEDIMMUNE, LLC

By:
Name:
Title:

[NAME OF COMPANY]

By:
Name:
Title:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit G

Press Release

Micromet Buys Out MedImmune’s Remaining Rights to Blinatumomab

BETHESDA, MD, <<Date>>— Micromet, Inc. (Nasdaq: MITI), a biopharmaceutical company developing novel, proprietary antibodies for the treatment of cancer, inflammation and autoimmune diseases, today announced that it has signed an agreement with MedImmune, LLC to buy out MedImmune’s rights to blinatumomab in North America, and to terminate the collaboration agreement signed in 2003 under which MedImmune had been granted the right to develop and commericalize blinatumomab in North America.  As a result of this transaction, Micromet now controls global rights to develop and commercialize blinatumomab.

In March 2009, MedImmune returned the North American rights to develop and commercialize blinatumumab to Micromet, but retained an option to reacquire the right to commercialize blinatumomab in North America. Under the terms of the termination agreement, Micromet has now regained MedImmune’s remaining rights relating to blinatumomab as well as any other BiTE antibodies binding to antigens relevant for hematological cancers that had been reserved for MedImmune under the terminated agreement.  Micromet will make upfront, milestone, and royalty payments to MedImmune related to the development and North American net sales of blinatumomab.

“The advancement of blinatumomab in the clinic is the top priority for Micromet,” said Micromet CEO Christian Itin. “With complete control over global development and commercialization of blinatumomab, Micromet can develop an integrated clinical and regulatory strategy across multiple commercial territories, starting with the first pivotal study that we expect to initiate in 2010.”

Blinatumomab is a novel therapeutic antibody that activates a patient's T cells to seek out and destroy lymphoma and leukemia cells. At the recent meeting of the European Hematological Association (EHA), Micromet announced that blinatumomab had achieved its primary endpoint in an ongoing phase 2 clinical trial in ALL patients. Micromet intends to initiate a pivotal trial of blinatumomab in ALL patients next year.

About Micromet, Inc.
Micromet, Inc. is a biopharmaceutical company developing novel, proprietary antibodies for the treatment of cancer, inflammation and autoimmune diseases. Its product development pipeline includes novel antibodies generated with its proprietary BiTE® antibody platform, as well as conventional monoclonal antibodies. Two of Micromet’s BiTE antibodies and three of its conventional antibodies are currently in clinical trials.  Micromet's preclinical product pipeline includes several novel BiTE antibodies generated with its proprietary BiTE antibody platform technology.  Micromet’s collaboration partners include Bayer Schering Pharma, Merck Serono, MedImmune and Nycomed.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Forward-Looking Statements

This release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. These forward-looking statements include statements regarding the development and commercialization of blinatumomab, including the conduct and timing of future clinical trials involving this product candidate. You are urged to consider statements that include the words "ongoing," "may," "will," "believes," "potential," "expects," "plans," "anticipates," "intends," or the negative of those words or other similar words to be uncertain and forward-looking. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that blinatumomab does not demonstrate safety and/or efficacy in future clinical trials, the risk that we will not obtain approval to market blinatumomab and the risks associated with reliance on outside financing to meet capital requirements. These factors and others are more fully discussed in Micromet's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009, filed with the SEC on August 6, 2009, as well as other filings by the company with the SEC.

# # #

Contact Information
US Media:	European Media:
Andrea tenBroek/Chris Stamm	Ludger Wess
(781)-684-0770	+49 (40) 8816 5964
micromet@schwartz-pr.com	ludger@akampion.com

US Investors:	European Investors:
Susan Noonan	Ines-Regina Buth
(212) 966-3650	+49 (30) 2363 2768
susan@sanoonan.com	ines@akampion.com

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       ***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit H

Media Materials

Cell Culture Media and Nutrient Feeds

Quantity: Media and nutrient feed sufficient for [***]
Price: Amount corresponding to purchase price paid by MedImmune to the Media Suppliers
Delivery Term: FCA (Incoterms 2000)
Specifications: As used for the manufacture of the Clinical Materials

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.